                                                                 EXHIBIT m(1)(h)


                                 AMENDMENT NO. 7
                                     TO THE
              SECOND AMENDED AND RESTATED MASTER DISTRIBUTION PLAN

         The Second Amended and Restated Master Distribution Plan (the "Plan"), dated as of July 1, 2000, pursuant to Rule 12b-1 of AIM Investment Funds, a Delaware statutory trust, is hereby amended as follows:

         Schedule A of the Plan is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
              SECOND AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                       OF
                              AIM INVESTMENT FUNDS
                       (CLASS A SHARES AND CLASS C SHARES)

                               (DISTRIBUTION FEE)

The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for each Portfolio as designated below, a Distribution Fee* determined by applying the annual rate set forth below as to each Portfolio (or Class thereof) to the average daily net assets of the Portfolio (or Class thereof) for the plan year, computed in a manner used for the determination of the offering price of shares of the Portfolio (or Class thereof).


                                               MINIMUM
                                                ASSET
FUND                                            BASED             MAXIMUM
                                                SALES             SERVICE             MAXIMUM
CLASS A SHARES CHARGE                            FEE                FEE              AGGREGATE
---------------------                          -------            -------            ---------

AIM Developing Markets Fund                      0.25%              0.25%              0.50%
AIM Global Energy Fund                           0.25%              0.25%              0.50%
AIM Global Financial Services Fund               0.25%              0.25%              0.50%
AIM Global Health Care Fund                      0.25%              0.25%              0.50%
AIM Global Science and Technology Fund           0.25%              0.25%              0.50%
AIM Libra Fund                                   0.10%              0.25%              0.35%


--------

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."


                                                               MAXIMUM
                                                                ASSET
                                                                BASED             MAXIMUM
                                                                SALES             SERVICE             MAXIMUM
CLASS C SHARES CHARGE                                            FEE                FEE              AGGREGATE
---------------------                                          -------            -------            ---------
AIM Developing Markets Fund                                     0.75%              0.25%              1.00%
AIM Global Energy Fund                                          0.75%              0.25%              1.00%
AIM Global Financial Services Fund                              0.75%              0.25%              1.00%
AIM Global Health Care Fund                                     0.75%              0.25%              1.00%
AIM Global Science and Technology Fund                          0.75%              0.25%              1.00%
AIM Libra Fund                                                  0.75%              0.25%              1.00%"


         All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  June 23, 2003
        -------

                                             AIM INVESTMENT FUNDS
                                             (on behalf of its Class A and Class
                                             C Shares)



Attest:  /s/ JOHN H. LIVELY                   By: /s/ ROBERT H. GRAHAM
         ---------------------                   -------------------------------
         Assistant Secretary                      Robert H. Graham
                                                  President



                                                                  MINIMUM
                                                                   ASSET
        AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Balanced Fund                                          0.00%          0.25%            0.25%
        AIM Basic Balanced Fund                                    0.10%          0.25%            0.35%
        AIM European Small Company Fund                            0.10%          0.25%            0.35%
        AIM GLOBAL UTILITIES FUND                                  0.00%          0.25%            0.25%
        AIM Global Value Fund                                      0.10%          0.25%            0.35%
        AIM International Emerging Growth Fund                     0.10%          0.25%            0.35%
        AIM Mid Cap Basic Value Fund                               0.10%          0.25%            0.35%
        AIM NEW TECHNOLOGY FUND                                    0.10%          0.25%            0.35%
        AIM Premier Equity Fund                                    0.00%          0.25%            0.25%
        AIM PREMIER EQUITY II FUND                                 0.10%          0.25%            0.35%
        AIM Select Equity Fund                                     0.00%          0.25%            0.25%
        AIM Small Cap Equity Fund                                  0.10%          0.25%            0.35%


                                                                  MINIMUM
                                                                   ASSET
        AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Basic Value Fund                                       0.10%          0.25%           0.35%
        AIM Mid Cap Core Equity Fund                               0.10%          0.25%           0.35%
        AIM Small Cap Growth Fund                                  0.10%          0.25%           0.35%


                                                                  MINIMUM
                                                                   ASSET
        AIM INTERNATIONAL FUNDS, INC.                              BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Asia Pacific Growth Fund                               0.10%          0.25%            0.35%
        AIM European Growth Fund                                   0.10%          0.25%            0.35%
        AIM Global Aggressive Growth Fund                          0.25%          0.25%            0.50%
        AIM Global Growth Fund                                     0.25%          0.25%            0.50%
        AIM International Growth Fund                              0.05%          0.25%            0.30%


                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------
        AIM Developing Markets Fund                                0.25%          0.25%            0.50%
        AIM GLOBAL ENERGY FUND                                     0.25%          0.25%            0.50%
        AIM GLOBAL FINANCIAL SERVICES FUND                         0.25%          0.25%            0.50%
        AIM Global Health Care Fund                                0.25%          0.25%            0.50%
        AIM GLOBAL SCIENCE AND TECHNOLOGY FUND                     0.25%          0.25%            0.50%
        AIM Libra Fund                                             0.10%          0.25%            0.35%


                                                                  MINIMUM
                                                                   ASSET
        AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM High Yield Fund                                        0.00%          0.25%            0.25%
        AIM Income Fund                                            0.00%          0.25%            0.25%
        AIM Intermediate Government Fund                           0.00%          0.25%            0.25%
        AIM Limited Maturity Treasury Fund                         0.00%          0.15%            0.15%
        AIM Municipal Bond Fund                                    0.00%          0.25%            0.25%
        AIM Total Return Bond Fund                                 0.10%          0.25%            0.35%


                                                                  MINIMUM
                                                                   ASSET
        AIM SERIES TRUST                                           BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Global Trends Fund                                     0.25%          0.25%            0.50%

                                                                  MINIMUM
                                                                   ASSET
        AIM SPECIAL OPPORTUNITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM Opportunities I Fund                                   0.10%          0.25%            0.35%
        AIM Opportunities II Fund                                  0.10%          0.25%            0.35%
        AIM Opportunities III Fund                                 0.10%          0.25%            0.35%


                                                                  MINIMUM
                                                                   ASSET
        AIM TAX-EXEMPT FUNDS                                       BASED         MAXIMUM          MAXIMUM
                                                                   SALES         SERVICE         AGGREGATE
        PORTFOLIO - CLASS A SHARES                                CHARGE           FEE              FEE
                                                                  -------        -------         ---------

        AIM High Income Municipal Fund                             0.00%          0.25%            0.25%
        AIM Tax-Exempt Cash Fund                                   0.00%          0.25%            0.25%

----------

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).


                                       6